UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

ABM INDUSTRIES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8929	94-1369354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza 7th Floor
New York, New York		10006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 297-0200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ABM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of ABM Industries Incorporated (the “Company” or “ABM”) held on March 22, 2023 (the “Annual Meeting”), ABM’s stockholders voted on the matters outlined in ABM’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on February 10, 2023 (the "Proxy Statement").

(1)
The following persons were elected to serve as directors of ABM by a vote of ABM's stockholders, each to serve for a term ending at the ABM annual meeting of stockholders in the year 2024 and until his or her successor is duly elected and qualified: Quincy L. Allen, LeighAnne G. Baker, Donald F. Colleran, James D. DeVries, Art A. Garcia, Thomas M. Gartland, Jill M. Golder, Sudhakar Kesavan, Scott Salmirs and Winifred M. Webb.

Nominee	For	Against	Abstain	Broker Non-Votes
Quincy L. Allen	56,592,384	423,548	35,319	3,283,727
LeighAnne G. Baker	56,618,723	409,773	22,755	3,283,727
Donald F. Colleran	56,645,858	381,128	24,265	3,283,727
James D. DeVries	56,896,520	118,514	36,217	3,283,727
Art A. Garcia	56,726,051	292,023	33,177	3,283,727
Thomas M. Gartland	56,299,662	717,779	33,810	3,283,727
Jill M. Golder	56,669,745	356,844	24,662	3,283,727
Sudhakar Kesavan	56,381,711	639,685	29,855	3,283,727
Scott Salmirs	56,751,952	276,236	23,063	3,283,727
Winifred M. Webb	56,389,592	639,910	21,749	3,283,727

(2)
The stockholders approved, on an advisory basis, ABM's executive compensation.

For	Against	Abstain	Broker Non-Votes
55,161,966	1,652,936	236,349	3,283,727

(3)
The stockholders approved, on an advisory basis, holding the Company's advisory vote on executive compensation for its named executive officers on an annual basis. Based on the Company’s Board of Directors’ recommendation in the Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

1 Year	2 Years	3 Years	Abstain
52,369,101	23,012	4,623,928	35,210

(4)
The stockholders ratified the appointment of KPMG LLP as ABM's Independent registered public accounting firm for fiscal year 2023.

For	Against	Abstain
59,329,194	982,849	22,935

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Date:	March 27, 2023	By:	/s/ Andrea R. Newborn
Executive Vice President, General Counsel and Secretary